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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2002


                                    IGI, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      001-08568               01-0355758
--------------------------------   ---------------------   ---------------------
 (State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)

            Wheat Road and Lincoln Avenue,
                  Buena, New Jersey                               08310
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       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (856) 697-1441


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

     Statements in this Current Report on Form 8-K regarding the asset purchase agreement (the "Asset Purchase Agreement") entered into by IGI, Inc. ("IGI" or the "Registrant") on February 6, 2002, the expected timetable for completing the transaction contemplated by the Asset Purchase Agreement, benefits of the transaction contemplated by the Asset Purchase Agreement, application of the proceeds from the transaction contemplated by the Asset Purchase Agreement, future opportunities and strategies for IGI and any other statements about IGI's management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans, "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction contemplated by the Asset Purchase Agreement, the authorization by IGI's stockholders of the transaction contemplated by the Asset Purchase Agreement in compliance with applicable law; IGI's ability to realize anticipated benefits and opportunities and to implement successfully proposed strategies; competitive pressures; and the other factors described in IGI's Annual Report on Form 10-K for the year ended December 31, 2000 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 filed with the Securities and Exchange Commission, which factors are incorporated herein by reference. IGI cautions readers to consider carefully these and other such factors. Further, such forward-looking statements speak only as of the date on which such statements are made. IGI disclaims any intention or obligation to update forward-looking statements as a result of developments occurring after the date of this document.

IGI's Web site address is www.askigi.com. References, if any, in this Current Report on Form 8-K and the exhibits hereto, if any, to www.askigi.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on our Web site or at any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

Item 5.  Other Events.
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     On February 6, 2002, IGI, Inc. ("IGI" or the "Registrant") entered into a definitive asset purchase agreement (the "Asset Purchase Agreement") for the sale of substantially all of the assets of its companion pet products division to Vetoquinol U.S.A., Inc. ("Vetoquinol U.S.A."), an affiliate of Vetoquinol, S.A. of Lure, France. IGI's companion pet products division produces and markets products under the names EVSCO Pharmaceuticals, Tomlyn and Luv Em. Under the terms of the Asset Purchase Agreement, IGI will receive at closing cash consideration of $16.7 million. In addition, specified liabilities of IGI's companion pet products division will be assumed by Vetoquinol U.S.A. The cash consideration is subject to certain post-closing adjustments.

     The transaction also contemplates a license by IGI to Vetoquinol U.S.A. of specified rights relating to the patented Novasome(R) microencapsulation technology for use in specified products and product lines in the animal health business, as well as a supply relationship under which IGI will

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supply to Vetoquinol U.S.A. certain products relating to the patented
Novasome(R)microencapsulation technology.

     The closing of the transaction contemplated by the Asset Purchase Agreement is subject to the authorization of IGI's stockholders and other customary closing conditions.

     IGI is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as exhibits hereto:

  .  the Asset Purchase Agreement;

  . the form of Technology Rights Agreement to be entered into pursuant to the Asset Purchase Agreement;

  . the form of Manufacturing and Supply Agreement to be entered into pursuant to the Asset Purchase Agreement; and

  . IGI's press release dated February 7, 2002 announcing, among other things, the Asset Purchase Agreement;

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Business Acquired.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

            Exhibit No.       Description
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                99.1          Asset Purchase Agreement dated as of February 6,
                              2002 by and between Vetoquinol U.S.A., Inc. and IGI, Inc., with Vetoquinol, S.A. a party thereto with respect to Article X thereof (the "Asset
                              Purchase Agreement").
                99.2          Form of Technology Rights Agreement to be entered
                              into pursuant to the Asset Purchase Agreement.
                99.3          Form of Manufacturing and Supply Agreement to be
                              entered into pursuant to the Asset Purchase
                              Agreement.
                99.4          Press release dated February 7, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2002           IGI, Inc.

                                  By:    /s/ Domenic N. Golato
                                         ---------------------------------------
                                  Name:  Domenic N. Golato
                                  Title: Senior Vice President and Chief
                                         Financial Officer

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                                  Exhibit Index

Exhibit No.       Description
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    99.1          Asset Purchase Agreement dated as of February 6, 2002 by and between Vetoquinol U.S.A., Inc. and IGI, Inc., with
                  Vetoquinol, S.A. a party thereto with respect to Article X thereof (the "Asset Purchase Agreement").
    99.2          Form of Technology Rights Agreement to be entered into
                  pursuant to the Asset Purchase Agreement.
    99.3          Form of Manufacturing and Supply Agreement to be entered into pursuant to the Asset Purchase Agreement.
    99.4          Press release dated February 7, 2002.